SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.         )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] [ ] [X] [ ] [ ]	Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

      MUNIHOLDINGS FLORIDA INSURED FUND
      MUNIHOLDINGS NEW YORK INSURED FUND, INC.
      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
      MUNIHOLDINGS FUND, INC.
      MUNIHOLDINGS FUND II, INC.
      MUNIHOLDINGS INSURED FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

MUNIHOLDINGS FLORIDA INSURED FUND

MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS FUND, INC.
MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETINGS OF STOCKHOLDERS

To Be Held on December 13, 2000

TO THE COMMON STOCKHOLDERS OF

MuniHoldings Florida Insured Fund,
MuniHoldings New York Insured Fund, Inc.,
MuniHoldings New Jersey Insured Fund, Inc.,

TO THE STOCKHOLDERS OF

MuniHoldings Fund, Inc.,
MuniHoldings Fund II, Inc.,
MuniHoldings Insured Fund, Inc.

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meetings of Stockholders (each a “Meeting” and, collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 13, 2000 at the time specified in Exhibit A for the following purposes:

(1) To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve for the ensuing year;

(2) To consider and act upon a proposal to ratify the selection of independent auditors of each Fund for its current fiscal year; and

(3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of each Fund has fixed the close of business on October 30, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of each Fund entitled to vote at the applicable Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to that Meeting during ordinary business hours from and after November 29, 2000, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

     If you have any questions regarding the enclosed proxy material, or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-800-645-4519.

By Order of the Boards of Directors

JODI M. PINEDO
Secretary of MUNIHOLDINGS FLORIDA INSURED FUND,
MUNIHOLDINGS NEW YORK INSURED FUND, INC.,
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.,
MUNIHOLDINGS FUND, INC., and
MUNIHOLDINGS FUND II, INC.

ALICE A. PELLEGRINO
Secretary of MUNIHOLDINGS INSURED FUND, INC.

Plainsboro, New Jersey

Dated: November 13, 2000

COMBINED PROXY STATEMENT

MUNIHOLDINGS FLORIDA INSURED FUND

MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS FUND, INC.
MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2000 ANNUAL MEETINGS OF STOCKHOLDERS

December 13, 2000

INTRODUCTION

      This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) to be voted at the 2000 Annual Meetings of Stockholders of each Fund (each a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 13, 2000 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is November 14, 2000.

      Each Fund is organized as a Maryland corporation, except that MuniHoldings Florida Insured Fund is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock of a Fund or shares of beneficial interest of a Fund are referred to as “Shares,” shares of auction market preferred shares and auction market preferred stock are referred to as “AMPS,” the holders of the outstanding Shares and AMPS are referred to as “Stockholders,” the Board of Directors or Board of Trustees of each of the Funds is referred to as the “Board” or “Board of Directors” and the directors or trustees of each Fund are referred to as “Directors.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to the Funds.

      All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

1) “FOR” the election of the Director nominees of each Fund;

2) “FOR” the ratification of the selection of the independent auditors for each Fund for its current fiscal year;

      Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at the Fund’s address indicated above or by voting in person at the Meeting.

      The Board of Directors of each Fund has fixed the close of business on October 30, 2000 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

      This Combined Proxy Statement is being provided to the holders of Shares and AMPS of MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc. and MuniHoldings Insured Fund, Inc. and to the holders of Shares of MuniHoldings Florida Insured Fund, MuniHoldings New York Insured Fund, Inc. and MuniHoldings New Jersey Insured Fund, Inc. The holders of AMPS of MuniHoldings Florida Insured Fund, MuniHoldings New York Insured Fund, Inc. and MuniHoldings New Jersey Insured Fund, Inc. have been provided with proxy materials concerning the matters covered by this proxy statement in a separate document.

      The Board of Directors of MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc. and MuniHoldings Insured Fund, Inc. knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. With respect to MuniHoldings Florida Insured Fund, MuniHoldings New York Insured Fund, Inc. and MuniHoldings New Jersey Insured Fund, Inc., in addition to the election of Directors and the ratification of the selection of independent auditors, holders of shares of AMPS will be asked to consider an Agreement and Plan of Reorganization pursuant to which those Funds would each acquire the net assets of a substantially similar fund advised by the Investment Adviser (as defined below). If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1.  ELECTION OF DIRECTORS

      At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier resignation or removal. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) as follows:

(1)	All such proxies of the holders of shares of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

(2)	All such proxies of the holders of Shares and AMPS. voting together as a single class, will be voted in favor of the six (6) persons designated as Directors to be elected by holders of Shares and AMPS. (The proxies of the holders of AMPS of MuniHoldings Florida Insured Fund, MuniHoldings New York Insured Fund, Inc. and MuniHoldings New Jersey Insured Fund, Inc. are being solicited by a separate proxy statement.)

      The Board of Directors of each Fund knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

      Certain information concerning the nominees is set forth below. Additional information concerning the nominees is set forth in Exhibit A.

To be Elected by Holders of AMPS, Voting Separately as a Class

		Principal Occupations During Past
Name and Address of Nominee	Age	Five Years and Public Directorships(1)

Charles C. Reilly(1)(2) 9 Hampton Harbor Road Hampton Bays, New York 11946	69	Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

Richard R. West(1)(2) Box 604 Genoa, Nevada 89411	62	Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc., Vornado Realty Trust, Inc., Vornado Operating Company and Alexander’s Inc.

To be Elected by Holders of Shares and AMPS, Voting Together as a Single Class

		Principal Occupations During Past
Name and Address of Nominee	Age	Five Years and Public Directorships(1)

Ronald W. Forbes(1)(2) 1400 Washington Avenue Albany, New York 12222	60	Professor Emeritus of Finance, School of Business, State University of New York at Albany, since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

Terry K. Glenn(1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of FAM and Merrill Lynch Investment Managers, L.P. (“MLIM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Cynthia A. Montgomery(1)(2) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	48	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UnumProvident Corporation since 1990 and Director, NewellRubbermaid Company since 1995.

Kevin A. Ryan(1)(2) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	68	Founder and currently Director Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

Roscoe S. Suddarth(1)(2) 1761 N Street, N.W. Washington D.C. 20036	65	President, Middle East Institute since 1995; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister from 1989 to 1995; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990; Deputy Inspector General, U.S. Department of State, from 1991 to 1994.

Edward D. Zinbarg(1)(2) 5 Hardwell Road Short Hills, New Jersey 07078-2117	66	Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

(1)	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM, MLIM or their affiliates act as investment adviser. See “Information Pertaining to Director Nominees” in Exhibit A.

(2)	Member of the Audit Committee of each Fund for which he or she currently serves as a Director.

*	Interested person, as defined in the Investment Company Act of 1940, as amended, of each Fund.

     Audit Committee and Board of Directors’ Meetings. The Board of Directors of each Fund has a standing Audit Committee which consists of the Directors who are not “interested persons” of that Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by each Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as non-interested Directors. The Audit Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

      During each Fund’s most recently completed fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served. See Exhibit A to this Proxy Statement for further information about Audit Committee and Board meetings.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of each Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

      Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that Michael G. Clark inadvertently failed to make timely Form 4 filings and Jodi M. Pinedo inadvertently failed to make timely Form 3 filings for each of the Funds. Philip M. Mandel, formerly an officer of MLIM, inadvertently failed to make a timely Form 4 filing with respect to MuniHoldings New York Insured Fund, Inc. These oversights were corrected by subsequent filings which filings indicated no purchases or sales in any Fund.

      Interested Persons. Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions he holds with FAM and its affiliates. Mr. Glenn is the President of each Fund.

      Compensation of Directors. FAM, the investment adviser of each Fund, pays all compensation of all officers and all Directors of that Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a “non-affiliated Director”) a fee of $1,000 per year plus $200 per meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. Each Fund also pays each member of its Audit Committee, which consists of all the non-affiliated Directors, an annual fee of $800 per year together with such Director’s out-of-pocket expenses relating to attendance at meetings. Two Directors serve as Co-Chairmen of each Audit Committee and each receives an additional fee of $500 for serving as a Co-Chairman. Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A.

      Officers of the Funds. Information relating to the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

      Stock Ownership. Information relating to the number of Shares and AMPS of each Fund owned by the Board of Directors is set forth in Exhibit A. At the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Shares of each Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Arthur Zeikel, a Director of each Fund, Mr. Glenn, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ITEM 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for its current fiscal year as set forth in the following chart. None of the Funds knows of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the stockholders of each respective Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such Fund’s auditors.

Fund	Auditor	Fiscal Year End

MuniHoldings Florida Insured Fund	Deloitte & Touche LLP	August 31, 2001

MuniHoldings New York Insured Fund, Inc.	Deloitte & Touche LLP	August 31, 2001

MuniHoldings New Jersey Insured Fund, Inc.	Ernst & Young LLP	July 31, 2001

MuniHoldings Fund, Inc.	Ernst & Young LLP	April 30, 2001

MuniHoldings Fund II, Inc.	Ernst & Young LLP	July 31, 2001

MuniHoldings Insured Fund, Inc.	Ernst & Young LLP	April 30, 2001

      Deloitte & Touche LLP (“D&T”) also acts as independent auditors for Merrill Lynch & Co., Inc. (“ML & Co.”) and most of its subsidiaries, including MLIM and FAM, and for most other investment companies for which MLIM and FAM act as investment adviser. Ernst & Young LLP (“E&Y”) also acts as independent auditors for several other investment companies for which MLIM and FAM act as investment adviser. The Board of each Fund for which D&T serves as auditor as noted in the chart above considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund. The Board of Directors of each Fund for which E&Y serves as auditor as noted in the chart above considered the fact that E&Y has been retained as independent auditor for the other entities described above in its evaluation of the independence of E&Y with respect to the Fund. The fees received by D&T and E&Y from these other entities are substantially greater, in the aggregate, than the total fees received by them from any applicable Fund.

      Representatives of the independent auditors are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

      For the Funds listed below, a quorum consists of a majority of the Shares and AMPS entitled to vote at the Meetings, present in person or by proxy.

•	MuniHoldings Florida Insured Fund.

•	MuniHoldings Fund, Inc.

•	MuniHoldings Fund II, Inc.

•	MuniHoldings Insured Fund, Inc.

      For the Funds listed below, a quorum consists of holders of one-third of the Shares and AMPS entitled to vote at the Meetings, present in person or by proxy.

•	MuniHoldings New York Insured Fund, Inc.

•	MuniHoldings New Jersey Insured Fund, Inc.

      In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to aid in the solicitation of proxies, at a cost to be borne by each Fund of approximately $3,500 per Fund plus out-of-pocket expenses.

      All Shares and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

1)	“FOR” the election of the Director nominees;

2)	“FOR” the ratification of the selection of the independent auditors.

      The stockholders solicited and entitled to vote on Items 1 and 2 are outlined in the following chart. With respect to Items 1 and 2, assuming a quorum is present, approval of Items 1 and 2 will require the affirmative vote of stockholders holding the percentage of shares indicated in the chart below. For purposes of Item 1, a

“plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

	Item 1.		Item 2.

Ratification of
Selection of
	Election of AMPS	Election of	Independent
Fund	Directors	Directors	Auditors

MuniHoldings Florida Insured Fund	Affirmative vote of a majority of the AMPS represented at the Meeting, voting as a separate class	Affirmative vote of a majority of Shares and AMPS represented at the Meeting, voting together as a single class	Affirmative vote of a majority of the Shares and AMPS represented at the Meeting, voting together as a single class
MuniHoldings New York Insured Fund, Inc.	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares and AMPS, voting together as a single class	Affirmative vote of a majority of votes cast by the holders of Shares and AMPS, voting together as a single class
MuniHoldings New Jersey Insured Fund, Inc.	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares and AMPS, voting together as a single class	Affirmative vote of a majority of votes cast by the holders of Shares and AMPS, voting together as a single class
MuniHoldings Fund, Inc.	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares and AMPS, voting together as a single class	Affirmative vote of a majority of votes cast by the holders of Shares and AMPS, voting together as a single class
MuniHoldings Fund II, Inc.	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares and AMPS, voting together as a single class	Affirmative vote of a majority of votes cast by the holders of Shares and AMPS, voting together as a single class
MuniHoldings Insured Fund, Inc.	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares and AMPS, voting together as a single class	Affirmative vote of a majority of votes cast by the holders of Shares and AMPS, voting together as a single class

      Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the votes on Items 1 and 2 for all Funds except MuniHoldings Florida Insured Fund. Abstentions and broker non-votes will have the same effect as a vote against Items 1 and 2 for MuniHoldings Florida Insured Fund.

Address of Investment Adviser

      The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

      Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year and a copy of its most recent semi-annual report to any stockholder upon request. Such requests should be directed to the applicable Fund. Requests for information about a Fund should be directed to P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-456-4587 ext. 123.

Stockholder Proposals

      It is currently intended that the 2001 Annual Meetings of Stockholders of the Funds will be held in December 2001. If a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders of a Fund and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the applicable Fund by July 16, 2001.

By Order of the Board of Directors

JODI M. PINEDO
Secretary of MUNIHOLDINGS FLORIDA INSURED FUND, MUNIHOLDINGS NEW YORK INSURED FUND, INC., MUNIHOLDINGS NEW JERSEY INSURED FUND, INC., MUNIHOLDINGS FUND, INC. and
MUNIHOLDINGS FUND II, INC.

ALICE A. PELLEGRINO
Secretary of MUNIHOLDINGS INSURED FUND, INC.

Dated: November 13, 2000

EXHIBIT A

      Defined Terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit A is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Defined Term
	Used in this	Fiscal Year	State of
Fund	Exhibit A	End	Organization	Meeting Time

MuniHoldings Florida Insured Fund	MH FL	8/31	MA	10:00 a.m.

MuniHoldings New York Insured Fund, Inc.	MH NY	8/31	MD	11:00 a.m.

MuniHoldings New Jersey Insured Fund, Inc.	MH NJ	7/31	MD	12:00 noon

MuniHoldings Fund, Inc.	MH Fund	4/30	MD	2:20 p.m.

MuniHoldings Fund II, Inc.	MH Fund II	7/31	MD	2:40 p.m.

MuniHoldings Insured Fund, Inc.	MH Ins. Fund	4/30	MD	3:00 p.m.

	Shares Outstanding as of the
	Record Date

Fund	Shares	AMPS

MH FL	33,780,979	13,130

MH NY	26,531,247	10,960

MH NJ	17,817,155	7,000

MH Fund	13,795,227	4,400

MH Fund II	11,073,334	3,480

MH Ins. Fund	12,867,541	5,360

Information Pertaining to Director Nominees

	Year in Which Nominee of Each Fund Became a Member of the Board

Fund	Forbes	Glenn	Montgomery	Reilly	Ryan	Suddarth	West	Zinbarg

MH FL	1997	1999	1997	1997	1997	2000	1997	2000

MH NY	1997	1999	1997	1997	1997	2000	1997	2000

MH NJ	1998	1999	1998	1998	1998	2000	1998	2000

MH Fund	1997	1999	1997	1997	1997	2000	1997	2000

MH Fund II	1998	1999	1998	1998	1998	2000	1998	2000

MH Ins. Fund	1997	1999	1997	1997	1997	2000	1997	2000

      Set forth in the table below is information regarding Board and Audit Committee meetings held, current annual and per meeting fees paid to each non-affiliated Director and the aggregate fees and expenses paid by each Fund to the non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Board of Directors			Audit Committee

			Per			Per	Aggregate
	Number of	Annual	Meeting	Number of	Annual	Meeting	Fees and
Fund	Meetings Held*	Fee($)	Fee($)**	Meetings Held*	Fees($)	Fee($)***	Expenses($)

MH FL Ins. Fund	4	2,000	200	4	800	None	21,014

MH NY Ins. Fund	4	2,000	200	4	800	None	15,827

MH NJ Ins. Fund	4	2,000	200	4	800	None	21,303

MH Fund	4	2,000	200	4	800	None	19,563

MH Fund II	4	2,000	200	4	800	None	21,379

MH Ins. Fund	4	2,000	200	4	800	None	19,482

*	Includes meetings held via teleconferencing equipment.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	The Chairman of the Audit Committee of each Fund received an annual fee of $1,000. Effective July 2000, Mr. Forbes and Mr. Reilly are Co-Chairmen of the Audit Committee, each receiving $500 annually.

     Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Compensation Paid by each Fund($)*

Fund	Forbes	Montgomery	Reilly	Ryan	Suddarth**	West	Zinbarg**

MH FL	3,600	3,600	4,600	3,600	—	3,600	—

MH NY	3,600	3,600	4,600	3,600	—	3,600	—

MH NJ	3,600	3,600	4,600	3,600	—	3,600	—

MH Fund	3,600	3,600	4,600	3,600	—	3,600	—

MH Fund II	3,600	3,600	4,600	3,600	—	3,600	—

MH Ins. Fund	3,600	3,600	4,600	3,600	—	3,600	—

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Messrs. Suddarth and Zinbarg were elected Directors of the Funds on June 8, 2000 and received no compensation from the Funds for the period shown.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/ MLIM Advised Funds”), including the Funds, to the non-affiliated Directors for the year ended December 31, 1999.

Aggregate Compensation Paid to Directors by
Name of Director	FAM/MLIM Advised Funds($)(1)

Ronald W. Forbes	213,900

Cynthia A. Montgomery	213,900

Charles C. Reilly	400,025

Kevin A. Ryan	213,900

Aggregate Compensation Paid to Directors by
Name of Director	FAM/MLIM Advised Funds($)(1)

Roscoe S. Suddarth(2)	—

Richard R. West	388,775

Edward D. Zinbarg	140,875

(1)	The Directors serve on the boards of FAM/ MLIM Advised Funds as follows: Mr. Forbes (55 registered investment companies consisting of 61 portfolios); Ms. Montgomery (55 registered investment companies consisting of 61 portfolios); Mr. Reilly (55 registered investment companies consisting of 61 portfolios); Mr. Ryan (55 registered investment companies consisting of 61 portfolios); Mr. Suddarth (55 registered investment companies consisting of 61 portfolios); Mr. West (65 registered investment companies consisting of 71 portfolios) and Mr. Zinbarg (55 registered investment companies consisting of 61 portfolios).

(2)	Mr. Suddarth was elected Director of the Funds on June 8, 2000 and of certain other FAM/MLIM Advised Funds in January 2000. Prior to that time, he did not serve on the Board of any FAM/ MLIM Advised Fund.

Information Pertaining to Officers

      Set forth below is information regarding the executive officers of the Funds.

			Officer Since

						MH	MH	MH
Name and Biography	Age	Office	MH FL	MH NY	MH NJ	Fund	Fund II	Ins. Fund

Terry K. Glenn	60	President*	1997	1997	1998	1997	1998	1997
Executive Vice President of MLIM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Vincent R. Giordano	56	Senior Vice	1997	1997	1998	1997	1998	1997
Managing Director of MLIM since 2000; Senior Vice President of FAM and MLIM from 1984 to 2000; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.		President

Kenneth A. Jacob	49	Vice President	1997	1997	1998	1997	1998	1997
First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.

* Terry K. Glenn served as Executive Vice President until he was elected President in 1999.

			Officer Since

						MH	MH	MH
Name and Biography	Age	Office	MH FL	MH NY	MH NJ	Fund	Fund II	Ins. Fund

Donald C. Burke	40	Vice President	1997	1997	1998	1997	1998	1997
First Vice President of MLIM and FAM since 2000; Treasurer of MLIM and FAM since 1999; Senior Vice President of MLIM and FAM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.		Treasurer	1999	1999	1999	1999	1999	1999

John Loffredo, CFA	36	Vice President	—	—	—	1997	—	—
Vice President of MLIM since 1991.

Robert A. DiMella, CFA	34	Vice President	1997	1998	1998	1997	1998	1998
Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.

William R. Bock	64	Vice President	—	—	—	—	—	1997
Vice President of MLIM since 1989.

Robert D. Sneeden	48	Vice President	1997	1999	1998	—	—	—
Assistant Vice President and Portfolio Manager of MLIM since 1994; Vice President of Lehman Brothers from 1990 to 1994.

Jodi M. Pinedo	30	Secretary	2000	2000	2000	2000	2000	—
Vice President of MLIM since April 2000; Attorney with MLIM since 1999; Senior Paralegal for MLIM from 1998 to 1999; Senior Legal Specialist for Merrill Lynch from 1996 to 1998.

			Officer Since

						MH	MH	MH
Name and Biography	Age	Office	MH FL	MH NY	MH NJ	Fund	Fund II	Ins. Fund

Alice A. Pellegrino	40	Secretary	—	—	—	—	—	2000
Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

COMMON SHARES

MUNIHOLDINGS FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of MuniHoldings Florida Insured Fund (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Shareholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting, or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes or [X] in blue or black ink

1. ELECTION OF TRUSTEES	FOR all nominees listed below	WITHHOLD AUTHORITY

	(except as marked to the contrary below) [ ]	to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________ , 2000

X _______________________________ Signature

X _______________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS NEW YORK INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

            The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

            By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting, or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes or [X] in blue or black ink

1. ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY

	(except as marked to the contrary below) [ ]	to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________ , 2000

X _______________________________ Signature

X _______________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

            The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Shares of Common Stock of MuniHoldings New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

            By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting, or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

            (Continued and to be signed on the reverse side)

Please mark boxes or [X] in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY

	(except as marked to the contrary below) [ ]	to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________ , 2000

X _______________________________ Signature

X _______________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK
MUNIHOLDINGS FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings Fund, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes or [X] in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY

	(except as marked to the contrary below) [ ]	to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________ , 2000

X _______________________________ Signature

X _______________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

2

COMMON STOCK

MUNIHOLDINGS FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Shares of Common Stock of MuniHoldings Fund, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting, of any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

      (Continued and to be signed on the reverse side)

Please mark boxes or [X] in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY

	(except as marked to the contrary below) [ ]	to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________ , 2000

X _______________________________ Signature

X _______________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK
MUNIHOLDINGS FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings Fund II, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes or [X] in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY

	(except as marked to the contrary below) [ ]	to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________ , 2000

X _______________________________ Signature

X _______________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

2

COMMON STOCK

MUNIHOLDINGS FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Shares of Common Stock of MuniHoldings Fund II, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting, or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

      (Continued and to be signed on the reverse side)

Please mark boxes or [X] in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY

	(except as marked to the contrary below) [ ]	to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________ , 2000

X _______________________________ Signature

X _______________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Shares of Common Stock of MuniHoldings Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

      (Continued and to be signed on the reverse side)

Please mark boxes or [X] in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY

	(except as marked to the contrary below) [ ]	to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________ , 2000

X _______________________________ Signature

X _______________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK
MUNIHOLDINGS INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes or [X] in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY

	(except as marked to the contrary below) [ ]	to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________ , 2000

X _______________________________ Signature

X _______________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

2